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                                                                 EXHIBIT 10.22

                              DURECT CORPORATION

                   AMENDMENT TO SECOND AMENDED AND RESTATED
                   ----------------------------------------
                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------


     This Amendment to Second Amended and Restated Investors' Rights Agreement (the "Agreement") is made as of the 14th day of April, 2000, by and among Durect
      ---------
Corporation, a Delaware corporation (the "Company"), and the holders of a
                                          -------
majority of the Registrable Securities outstanding as of the date hereof (as such term is defined in the Rights Agreement).

                                   RECITALS
                                   --------

     A. The Company, Thomas A. Schreck, James E. Brown, Felix Theeuwes (the "Founders"), the holders of the Company's Series A-1 Preferred Stock, the
 --------
holders of the Company's Series A-2 Preferred Stock, the holders of the Company's Series B Preferred Stock, the holders of the Company's Series B-1 Preferred Stock and the holders of the Company's Series C Preferred Stock (together the "Preferred Holders") have previously entered into a Second Amended
               -----------------
and Restated Investor's Rights Agreement dated as of March 28, 2000 (the "Rights
                                                                          ------
Agreement"), pursuant to which the Company granted the Founders and the
---------
Preferred Holders certain rights.

     B.  The Company and ALZA Corporation ("ALZA") have entered into that
                                            ----
certain Second Amended and Restated Development and Commercialization Agreement (the "Development and Commercialization Agreement") effective April 28, 1999,
      -------------------------------------------
pursuant to which the Company has issued to ALZA 1,000,000 shares of the Company's Common Stock pursuant to a Common Stock Purchase Agreement dated April 14, 2000 (the "Common Stock Purchase Agreement"), and a warrant to purchase
               -------------------------------
1,000,000 shares of the Company's Common Stock (the "Warrant").  Pursuant to the
                                                     -------
Development and Commercialization Agreement, the Company has agreed to amend the Rights Agreement to provide ALZA certain rights to register shares of the Company's Common Stock issued pursuant to the Common Stock Purchase Agreement or issued or issuable upon exercise of the Warrant.

     C. The Company, the Founders and the Preferred Holders each desire to amend the Rights Agreement to add the shares of the Company's Common Stock issuable upon exercise of the Warrant to the definition of Registrable Securities under the Rights Agreement.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.  Amendment.
         ---------

         (a) Section 1.1(b) of the Rights Agreement is hereby amended and restated to read in its entirety as follows:
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         "(b)  The term "Registrable Securities" means (i) the shares of common
                         ----------------------
stock, par value $0.0001 ("Common Stock") (A) issuable or issued upon conversion of the Series A-1, Series A-2, Series B, Series B-1 and Series C Preferred Stock, (B) issued to ALZA Corporation pursuant to that certain Common Stock Purchase Agreement dated April 14, 2000 or (C) issuable or issued upon exercise of that certain warrant issued to ALZA Corporation dated April 14, 2000, and any successor Warrant issued upon transfer or exchange thereof, provided, however,
                                                            --------  -------
that for the purposes of Sections 1.2, 1.4, 1.7(a), 1.7(c), 1.13 and 2 the Series B-1 Preferred Stock shall not be deemed Registrable Securities and the Series B-1 Holders shall not be deemed Holders (ii) the shares of Common Stock issued to the Founders (the "Founders' Stock"), provided, however, that for the
                             ---------------    --------  -------
purposes of Sections 1.2, 1.4 and 1.13 the Founders' Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); provided, however, that the
                                                   --------  -------
foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;"

     2. Except as expressly set forth herein, the Investors' Rights Agreement shall remain in full force and effect and shall not be modified or altered in any other way.

     3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.


                           [Signature Page Follows]

     The parties have executed this Amendment to Second Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:

DURECT CORPORATION


By: /s/ James E. Brown
    ------------------
    James E. Brown, President



FOUNDERS:

/s/ Thomas A. Schreck
---------------------
Thomas A. Schreck


/s/ James E. Brown
---------------------
James E. Brown


/s/ Felix Theeuwes
---------------------
Felix Theeuwes

INVESTORS:


J.P Morgan/Multi-Market
------------------------

By: /s/ Joan L. Huggins
    -------------------

Title: Vice President
       --------------

Print Name: Joan L. Huggins
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Brookside Capital Partners Fund, L.P.
-------------------------------------

By: /s/ Matt McPherron
    ------------------

Title: Director, Brookside Capital Partners Fund, L.P.
       -----------------------------------------------

Print Name: Matt McPherron
            --------------


ALZA Corp.
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By: /s/ James Butler
    ----------------

Title: Group V.P.
       ----------

Print Name: James Butler
            ------------


By:  /s/ Felix Theeuwes
    -------------------

Title:

Print Name: Felix Theeuwes
            --------------



By: /s/ Thomas A. Schreck
    ---------------------

Title:

Print Name: Thomas A. Schreck
            -----------------

By: /s/ James E. Brown
    ------------------

Title:

Print Name: James E. Brown
            --------------


Zesiger Capital Group LLC
Agent & Attorney-in-Fact for:

   A.Carey Zesiger
   The Jennifer Altman Foundation
   Alexa Zesiger Carver
   Albert L. Zesiger
   Trustees of Amherst College
   Brearley School Endowment Fund
   Barrie Ramsay Zesiger
   David W. Zesiger
   David C. Halpert
   The Dean Witter Foundation
   HBL Charitable Unitrust
   Helen Hunt
   Jeanne L. Morency
   Psychology Associates
   The Lazar Foundation
   A. Mandell TTEE E. H. Olivia Mandell
   A. Mandell TTEE E. H. Peter Mandell
   Murray Capital, LLC
   City of Milford Employee Pension Fund
   Morgan Trust Co. of The Bahamas Ltd.
   Nat. Fed. of Ind. Bus. Emp. Pen. Tr.
   Nicola Z. Mullen
   Norwalk Employees' Pension Plan
   Public Employee Ret. System of Idaho
   Roanoke College
   City of Stamford Firemen's Pension Fund
   State of Oregon/ZCG
   Tab Products Company Pension Plan
   William B. Lazar
   Wells Family LLC
   Harold & Grace Willens JTWROS
   Wolfson Investment Partners LP
   Leonard E. Kingsley
   Asphalt Green, Inc.

    Salvador O. Gutierrez
    Peter A. Looram
    Mary C. Anderson
    Domenic J. Mizio
    Susan Uris Halpern


By: /s/ Albert L. Zesiger
    ---------------------

Title: Principal, Zesiger Capital Group LLC
       ------------------------------------

Print Name: Albert L. Zesiger
            -----------------

                                      -3-